Exhibit 99.1

CANOO 1 CANOO ANALYST DAY PRESENTATION SEPTEMBER 2020

CANOO

# DISCLAIMERS

This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between Canoo Holdings Ltd. (“Canoo”) and Hennessy Capital Acquisition Corp. IV (“Hennessy Capital” or “HCAC”) and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will Canoo, Hennessy Capital or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Canoo nor Hennessy Capital has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Canoo or the proposed business combination. Viewers of this presentation should each make their own evaluation of Canoo and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

**Additional Information About the Proposed Business Combination and Where To Find It**

The proposed business combination will be submitted to stockholders of HCAC for their consideration. HCAC has filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) which includes a preliminary proxy statement to be distributed to HCAC’s stockholders in connection with HCAC’s solicitation for proxies for the vote by HCAC’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Canoo’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, HCAC will mail a definitive proxy statement / prospectus and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. HCAC's stockholders and other interested persons are advised to read the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with HCAC's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents contain important information about HCAC, Canoo and the proposed business combination. Stockholders may also obtain a copy of the preliminary proxy statement / prospectus or, once available, the definitive proxy statement / prospectus, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by HCAC, without charge, at the SEC's website located at www.sec.gov or by directing a request to Nicholas A. Petruska, Executive Vice President, Chief Financial Officer, 3485 North Pines Way, Suite 110, Wilson, Wyoming 83014 or by telephone at (307) 734-4849.

**Participants in the Solicitation**

HCAC, Canoo and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from HCAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of HCAC’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, is set forth in HCAC’s preliminary proxy statement / prospectus and, once available, the definitive proxy statement / prospectus. You can find more information about HCAC’s directors and executive officers in HCAC’s final prospectus dated February 28, 2019 and filed with the SEC on March 4, 2019. Stockholders, potential investors and other interested persons should read the definitive proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

**No Offer or Solicitation**

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

**Forward Looking Statements**

This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product development and launches, the implementation, market acceptance and success of Canoo’s business model, Canoo’s ability to scale in a cost-effective manner, potential benefits of the transaction and the potential success of Canoo's go-to-market strategy, and expectations related to the terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations, hopes, beliefs, intentions or strategies of Canoo’s and HCAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Canoo and HCAC. These forward-looking statements are subject to a number of judgments, risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of HCAC or Canoo is not obtained; failure to realize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of Canoo to grow and manage growth profitably; risks relating to the uncertainty of the projected financial information with respect to Canoo; risks related to the rollout of Canoo’s business and the timing of expected business milestones and commercial launch; the ability of Canoo to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices;; risks related to Canoo's go-to-market strategy and subscription business model; the effects of competition on Canoo’s future business; the amount of redemption requests made by HCAC’s public stockholders; the ability of HCAC or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in HCAC’s final prospectus filed on March 4, 2019, Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, and the preliminary proxy statement / prospectus, in each case, under the heading “Risk Factors,” and other documents of HCAC filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither HCAC nor Canoo presently know or that HCAC and Canoo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect HCAC’s and Canoo’s expectations, plans or forecasts of future events and views as of the date of this presentation. HCAC and Canoo anticipate that subsequent events and developments will cause HCAC’s and Canoo’s assessments to change. However, while HCAC and Canoo may elect to update these forward-looking statements at some point in the future, HCAC and Canoo specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing HCAC’s and Canoo’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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CANOO

# DISCLAIMERS (CONT'D)

**Use of Projections and Description of Key Partnerships**

This presentation contains projected financial information with respect to Canoo, namely revenue, gross profit, operating capital expenditures, EBITDA,EBIT, cash flow from operations, and free cash flow for 2020-2026. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of HCAC nor the independent registered public accounting firm of Canoo, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. This presentation contains descriptions of certain key business partnerships of Canoo, including with Hyundai Motor Group and a contract manufacturer. These descriptions are based on the Canoo management team's discussions with such counterparties and the latest available information and estimates as of the date of this presentation. In each case, such descriptions are subject to negotiation and execution of definitive agreements with such counterparties which have not been completed as of the date of this presentation and, as a result, such descriptions of key business partnerships of Canoo, remain subject to change.

**Financial Information; Non-GAAP Financial Measures**

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Some of the financial information and data contained in this presentation, such as EBITDA, EBITDA margin, EBIT, EBIT margin, free cash flow and operating capital expenditures have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). EBIT is defined as net earnings (loss) before interest expense and income tax expense (benefit). EBITDA is defined as EBIT before depreciation and amortization. Operating capital expenditures is defined as total capital expenditures less capital expenditures relating to the vehicle fleet. Free cash flow is defined as cash flow from operations less operating capital expenditures. HCAC and Canoo believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Canoo's financial condition and results of operations. HCAC and Canoo believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Canoo's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. HCAC and Canoo consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Canoo's business and strengthening its balance sheet. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Canoo's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. Canoo is not providing a reconciliation of our projected EBIT, EBITDA or free cash flow for full years 2020-2026 to the most directly comparable measure prepared in accordance with GAAP because Canoo is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, Canoo is unable to address the probable significance of the unavailable information, which could be material to future results. You should also review Canoo's audited financial statements and unaudited pro forma financial statements included in the Registration Statement relating to the proposed business combination.

**Trademarks**

This presentation contains trademarks, service marks, trade names and copyrights of Canoo, HCAC and other companies, which are the property of their respective owners.

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CANOO 4 Canoo is a mobility technology company, leading a transformation in the way electric vehicles (EVs) are designed, engineered, and manufactured to capitalize on the true value proposition of an EV . We have developed a breakthrough EV platform, the “skateboard”, which is purposefully built to be highly modular and facilitate rapid development of multiple vehicle programs in both the commercial and consumer markets . WHO WE ARE…

CANOO 5 50+ CRASH TESTS COMPLETED 19 MONTHS TO ACHIEVE BETA PHASE 13 DRIVING PROTOTYPES 32 BETA VEHICLE PROPERTIES

CANOO 6 WHAT CANOO ACHIEVED IN TWO YEARS EFFICIENT CAPITAL DEPLOYMENT $250 million investment to reach Beta vs. the market standard, typically measured in billions of dollars 1 PROPRIETARY TECHNOLOGY Develops and owns proprietary technology , and therefore not dependent on external licensing NEAR - TERM REVENUE GENERATING Phased, de - risked go - to - market strategy resulting in near - term revenues MARKET VALIDATED Strong relationships and contracts with global strategics , including Hyundai, validate commercial progress; substantially developed versatile applications for both consumer and B2B; positive consumer engagement and media feedback BETA DEVELOPMENT COMPLETED Only 19 months to design, engineer, and manufacture Beta vehicles – a process that typically takes 3 to 5 years 1. Total capital raised by Canoo ahead of SPAC transaction is approximately $480.0M

CANOO 7 MANAGEMENT TEAM World - class management team with record of success designing, engineering, and launching vehicles and technology products at scale Richard Kim / Head of Vehicle Design and Brand Lead Exterior Designer of i3 production vehicle, i3 and i8 concepts, and i8 Spyder concept at BMW Design Manager of VW Audi Group Faculty, Art Center College of Design Ulli Kranz / CEO Former BMW Executive 30+ years in BMW and MINI Creator and Head of BMWi Division Bill Strickland / Head of Vehicle Programs Former Chief Program Executive for the Ford Fusion Experience launching successful vehicle programs in China and the US Paul Balciunas / CFO 17 years of automotive experience Previously member of Deutsche Bank’s Global Automotive Investment Banking Group 10+ years of electric vehicle financing SUPPORTED BY DEEP BENCH OF TALENT FROM TECH, AUTO, FINANCE, AND CONSUMER

CANOO

# INVESTMENT HIGHLIGHTS

**1 — Advanced Near-Term Revenue Generating Business**

- **Proven technology** with a **ready to use skateboard** developed
- **Near-term revenue** generating business, with **significant contract revenue** expected in 2021

**2 — Proprietary, Modular Skateboard**

- **Enables multiple EV configurations** and provides for **high degree of design optionality** across commercial and consumer applications
- **Reduces future program development costs** and time-to-market on new models
- **Proprietary EV technology** that allows Canoo to tackle various markets and **revenue opportunities**

**3 — Multi-Faceted Growth**

- Canoo capitalizes on **dual-pronged go-to-market strategy** (B2C + B2B) that **significantly increases TAM** and provides substantial **growth opportunities**
- **Significant growth potential** through new products and technologies, as well as geographic expansion

**4 — De-Risked Manufacturing Strategy**

- **Low execution risk** manufacturing strategy by working with a Tier 1 automotive contract manufacturer
- **Low capex requirements** by not owning and operating its own manufacturing facilities initially allows Canoo to focus on technology investments
- Ability to manufacture to demand and **quickly scale volumes up** or down

**5 — Attractive Financial Profile**

- **Capex-light, asset-light business model** that allows for a **strong cashflow profile**
- **Diversified business model**, exposed to multiple **multi-billion dollar, high-growth end markets**

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CANOO

# CANOO VEHICLE OFFERINGS & REVENUE STREAMS

| | Engineering & Technology | B2B | B2C |
|---|---|---|---|
| **Vehicles** |  |  |   |
| **Revenue Streams** | ▪ **EV concept design and engineering services for auto OEMs and other Strategics** | ▪ **Canoo delivery vehicles** | ▪ **Consumer subscription program** |
| **Launch Date** | ▪ Launched | ▪ 2023 – Delivery Vehicle (DV) | ▪ 2022 – Lifestyle Vehicle (LV)<br>▪ 2025 – Sport Vehicle (SV) |
| **TAM [1]** | ▪ $300B committed by top OEMs to further production of electric vehicles<br>▪ Non-automotive corporates investing large capital in transportation, logistics, and technology initiatives related to EV | ▪ 4.2M EV light duty commercial vehicles expected to be sold in 2028 across the US, EU, and China<br>▪ 5.3% EV penetration in 2028<br>▪ 2019-2028E industry CAGR of 33.0% | ▪ 3.0M EV passenger vehicles expected to be sold in the US in 2028<br>▪ 17.7% EV penetration in 2028<br>▪ 2019-2028E industry CAGR of 25.7% |
| **Future Plans** | ▪ Canoo skateboard and technology licensing<br>▪ Autonomous driving | ▪ Larger commercial vehicles with modified skateboard<br>▪ Other B2B or B2B2C[2] fleet solutions - e.g. municipal transport and ride sharing | ▪ Extend the range of vehicle offerings<br>▪ International expansion<br>▪ New go-to-market channels in addition to subscription |

***All leveraging the same proprietary Canoo skateboard platform***

Note: Vehicle specifications are prospective, reflecting current engineering and design direction. Final production vehicle specifications are subject to change.

1. Engineering & Technology source: BCG. B2B source: BNEF. B2C source: EVAdoption.
2. Business to Business to Consumer

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CANOO 10 320 351 421 558 776 1,105 1,576 2,222 3,079 4,170 0.5% 0.5% 0.6% 0.8% 1.1% 1.5% 2.1% 2.9% 4.0% 5.3% 2019 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E CANOO CAPITALIZES ON VAST AND GROWING MARKETS Canoo’s dual - pronged B2B / B2C strategy targets large markets that are primed for explosive growth 1. Source: BNEF. 2. Source: EVAdoption . 3. Battery Electric Vehicle Light Commercial Vehicle EV LCV FORECAST 1 CAGR (19 - 28E): 33.0% B2B DELIVERY VEHICLE Canoo is targeting California for the initial rollout of its B2C Lifestyle Vehicle due to the state’s outsized market share and targeted customer base U.S. EV SALES FORECAST 2 – CAGR (19 - 28E): 25.7% CALIFORNIA EV FORECAST 1 - CAGR (19 - 28E): 20.3% 383 508 686 824 971 1,200 1,500 1,850 2,350 3,000 2019 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E B2C LIFESTYLE & SPORT VEHICLES Lifestyle Vehicle Sport Vehicle Vehicles sold (in thousands) Canoo Market Penetration (as a % of EV Market) 1.2% 175 220 290 350 400 500 600 700 800 925 2019 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 3.3% Vehicles sold (in thousands) 1.2% 0.6% China Europe US BEV LCV 3 Penetration Canoo’s B2B Delivery Vehicle targets the last mile delivery market EV Penetration 17.7% 2.3% Vehicles sold (in thousands) Canoo Market Penetration (as a % of EV Market) Although Commercial EV Sector is rapidly growing, market penetration in 2028 is only 5.3% - leaving further upside for industry growth

CANOO 11 CANOO CANOO’S FOUNDATION: THE SKATEBOARD

CANOO 12 ▪ First true s teer - by - wire platform coming to market ▪ C omposite leaf spring suspension ▪ Majority of c rash structure incorporated into skateboard design ▪ Battery modules incorporated directly in to skateboard structure ▪ In - house designed ECUs and battery management system (BMS) CANOO SKATEBOARD TECHNOLOGY Flattest, lowest profile and only independently drivable skateboard in the industry enables minimized footprint, maximized interior volume, and highly modular configurations, while cutting development costs CANOO’S SKATEBOARD SKATEBOARD CHARACTERISTICS BENEFIT ▪ (1) Enables best space utilization; (2) seamless integration of higher ADAS levels; (3) greater design flexibility for tophats ▪ (1) Saves cabin space; (2) greater design flexibility for tophats ▪ Saves development time and cost for future vehicle models ▪ Saves weight and space in skateboard, increasing efficiency and range, while also reducing cost ▪ (1) BMS specific to Canoo vehicle, increasing overall efficiency and range; (2) Reduced number of ECUs provides flexibility and supports advanced ADAS

CANOO 13 FASTER, SMARTER, BETTER Enables new vehicle development in as little as 18 to 24 months at a lower cost vs. competitors by leveraging modular core skateboard technology

CANOO 14 MULTIPLE POTENTIAL VEHICLE OPTIONS Versatility of Canoo's skateboard allows for a wide range of potential products and use cases at minimal additional expense ONE SKATEBOARD MULTIPLE CABINS

CANOO 15 AUTONOMOUS - READY PLATFORM Canoo’s platform is autonomous ready – designed to integrate the best of what’s to come, while capitalizing on the best tech available today ▪ Canoo developed in - house ECUs for the vehicles, enabling the engineers to control the backend for future vehicle capability upda tes ▪ As ADAS technology continues to be advanced by major Tier 1 Suppliers, Canoo’s vehicle architecture can adapt to future ADAS hardware and software to reach Level 5 automation LEVEL 2.5 ADAS FOR SOP IN 2022 7 CAMERAS 6 ULTRA - SHORT - RANGE SENSORS 5 MILIMETER WAVE RADARS ABILITY TO SCALE TO HIGHER LEVELS OF AUTONOMY ULTRA - SHORT - RANGE SENSORS ULTRA - SHORT - RANGE SENSORS

CANOO 16 CANOO B2B

CANOO 17 WHY PARTNER WITH CANOO? Tailor - made for electric vehicles: crash tested; multiple battery configurations and load capabilities Timing: Saves approximately 2 years of development time Risk: Drastically reduced execution risk by licensing platform Cost: Reduced investment needed to bring vehicle to market; no cost overruns Quality: Designed and engineered by world - class EV specialized team Support: Access to Canoo’s team to integrate and support skateboard with 3 rd party EVs Technology: Canoo has a truly flexible, ground - up EV platform KEY BENEFITS >$300B committed by the top 29 OEMs over the next 10 years to further production of electrified vehicles 1 Challenges of Legacy OEMs: ▪ Delayed projects ▪ Inefficient production processes ▪ Late in R&D spending programs ▪ Lack of resources and focus 1. Source: BCG Recent Legacy OEM and New EV Partnerships / / / / / /

CANOO 18 HYUNDAI CHOSE CANOO AS ITS EV PARTNER… “We were highly impressed by the speed and efficiency in which Canoo developed their innovative EV architecture, making them the perfect engineering partner for us as we transition to become a frontrunner in the future mobility industry” - Albert Biermann, Head of R&D at Hyundai Motor Group …MORE TO COME Hyundai Motor Group & Canoo to Co - Develop All - Electric Platform for Future Electric Vehicles ▪ The companies will jointly develop an all - electric platform based on Canoo’s fully scalable, proprietary skateboard design for upcoming Hyundai and Kia EVs and purpose - built vehicles ( PBVs ) ▪ Hyundai Motor Group expects the new platform using Canoo’s skateboard architecture to allow for a simplified and standardized development process, lowering vehicle price /

CANOO

# CONTRACT ENGINEERING & LICENSING OPPORTUNITIES

Contract engineering **partnerships validate Canoo's technology** and generate revenue that **reduces the Company's overall execution risk**

## SELECT CUSTOMER TYPES

- Technology Companies
- Passenger Vehicle OEMs
- Delivery Vehicle OEMs
- Autonomous Vehicle Technology Suppliers

– CANOO –

## ACTIVITY OVERVIEW

- $120M of projected revenue in 2021E
- Pipeline of 7 projects
- Potential projects:
  - Design
  - New Vehicle Contract Engineering
  - Skateboard Licensing[1]
  - Vehicle Sales

## SELECT PROJECTS

**Hyundai** – New Vehicle Contract Engineering
- Validated skateboard technologies over 12 months with multiple onsite visits

**AI / VR Start-up** – Design
- Canoo recognized as vehicle platform for AR integration with potential for significant vehicle orders for partner

**European Auto OEM** – Delivery Vehicle Contract Engineering
- Last-mile electric vehicle delivery solutions to win contracts with logistics players

**Tech Strategic** – Contract Engineering & Vehicle Sales
- Player in smart car and autonomous vehicle that has identified Canoo as a base platform to integrate systems

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1. Skateboard licensing opportunity not currently reflected in the financial model or projections and represents an upside opportunity.

B2B

# CANOO DELIVERY VEHICLE


CANOO

**DELIVERING THE LOWEST TOTAL COST OF OWNERSHIP WITH UNIQUE PLATFORM FLEXIBILITY[1]**

1. Among comparison vehicles, including Nissan E-NV200, Ford Transit Custom L2H2, Ford Transit L2 H2 290, Mercedes Sprinter L1H1 RWD, Mercedes e-Vito L3, and Mercedes e-Sprinter.

CANOO 21 CANOO KEY DELIVERY VEHICLE DRIVERS Source: Publically available information 2018: Commercial truck trips of 100 miles or fewer have grown by 7% , fueled by the growth of e - commerce and last mile delivery 2020: UPS has committed that 25% of its vehicles purchased annually will be alternative fuel or advanced technology vehicles 2019: 30+ cities worldwide declared major area of their city is zero emission by 2030, led by Santa Monica and London 2025: DHL has set a target of operating 70% of first - and last - mile delivery services with clean transport modes 2025: Amazon pledges to power its operations with 100% renewable energy to reach net zero carbon across business by 2040 E - Commerce Driven Regulatory Driven Corporate Sustainability (ESG) Driven 2030: Ecommerce growth would result in 36% more delivery vehicles, increasing emission by 30%; EVs mitigate this problem Evolving regulations, the growth of e - commerce, and the recent focus on corporate sustainability are the 3 key drivers spurring the immediate need for electric delivery and fleet vehicles 2035: California to ban new sales of passenger ICE cars and trucks by 2035 . Medium and heavy duty commercial by 2045 2030: Uber announced that all trips taken in U.S., Canadian, and European cities will take place in EVs; completely zero emission platform by 2040 ANNOUNCED 9/23 2019: The U.K. has seen a 19% increase in new registrations of commercial vans, pushing count to 3.9M as online delivery soars 2020: 15 U.S. States have unveiled a joint MOU dedicated to improving the market for medium / heavy duty electric vehicles

C A N O O

# DELIVERY VEHICLE DEVELOPMENT STRATEGY

## ACCELERATED DEVELOPMENT STRATEGY

1. **Direct carryover content from core skateboard technology**
   - Includes powertrain, battery, electrical architecture, and thermal system
   - Only minor modification and repackaging required
2. **Utilize experience from LV platform to accelerate commercialization timeline**
   - Learnings from chassis, crash structure strategy, and body design will be utilized to facilitate dimensional, performance, and cost requirements
3. **Tophat design utilizes simple and modern aesthetic to simplify engineering and manufacturing**

## ENABLES REDUCED TIME AND COST TO MARKET

1. **Reduced development time -** 2021 project start with estimated serial production as early as 2023
2. **Significant savings on the program (**as compared with a traditional OEM)

***All underpinned by the core Canoo skateboard and EV technology***


CANOO





Note: Directional images.

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CANOO 23 Range Efficiency Drive further with a smaller, cheaper battery than other EV offerings currently on the market Space Efficiency Maximum cargo for minimum vehicle footprint Durability Electric drivetrain reliability + Canoo proprietary design Design Flexibility Tophat tailored to customer requirements Lowest Total Cost of Ownership Among Comparison Vehicles 1 PROPIETARY ELECTRIC SKATEBOARD TECHNOLGOY ADVANTAGES OF CANOO DELIVERY VEHICLE Utilizing Canoo’s skateboard platform and our in - house expertise, Canoo expects to offer a class - leading cargo volume on a small footprint that is ideal for making deliveries Note: Directional Images 1. Includes Nissan E - NV200, Ford Transit Custom L2H2, Ford Transit L2 H2 290, Mercedes Sprinter L1H1 RWD, Mercedes e - Vito L3, and M ercedes e - Sprinter.

CANOO 24 THE RESULT = ATTRACTIVE TCO FOR OUR CUSTOMERS Canoo offers lowest total overall ownership costs, while providing greater cargo capacity on a smaller, more efficient footprint 1 . This analysis is without factoring in EV incentives / subsidies Note: Delivery Vehicle specifications and performance metrics are prospective, reflecting current engineering and design dire cti on. Final production vehicle specifications and performance metrics are subject to change. Total ownership costs assumptions: 5 - year vehicle life span, electricity costs ($0.18 / kW) less 10% charging inefficiency, cost of gasoline ($3 / gallon) and no incen tiv es / discounts for EV vehicles. All vehicles include $1350 per annum insurance, registration, & licensing fees. Annual mainte nan ce costs are from AAA fleet averages for ICE and EV vehicles. 1. Internal Combustion Engine. 100 109 109 130 133 133 154 158 190 75 100 125 150 175 200 % Cost Differential 600 1200 Canoo EV Competitor ICE Competitor Canoo 40kWh L1H1 Canoo 40kWh L3H3 Nissan E - NV200 Ford Transit Custom L2H2 Mercedes Vito L3 Ford Transit L2 H2 290 Mercedes e - Vito L3 Mercedes Sprinter L1H1 RWD Mercedes e - Sprinter 55kWh L2H2 7 14.5 4.2 8.3 6.6 10 6.6 7.5 10.5 5.1 3.5 3.4 26 22.5 24 2.5 21 1.9 Cargo Capacity (m 3 ) Range Efficiency m/kWh or WLTP MPG

CANOO 25 CANOO LIFESTYLE VEHICLE B2C

CANOO 26 TOP VEHICLE SPECIFICATIONS The Canoo 250 miles Est. EPA Range 28 min 20% to 80% Charge time 7 Seat Capacity 125 mph Top Speed 7 C ameras 5 Millimeter wave r adars 6 Ultra - short - range sensors Level 2.5 ADAS

CANOO 27 INTERIOR A loft on wheels with everything you need and nothing you don’t

CANOO 28 THE OPTION TO MAKE IT YOUR OWN Canoo members will get the chance to “wrap” their vehicle in custom skins to personalize the experience and keep every vehicle looking and feeling fresh Pegboards Customize the Canoo sidewall with various options Exterior Wraps 1 Numerous custom skins available to make your Canoo unique BYOD Bring your own device so you can keep using all the apps you love 1. Wrapping available for extra fee. ▪ One color / one trim greatly simplifies fleet management and reduces supply chain and manufacturing costs, as well as complexity ▪ Customization for each subscriber can enhance the customer experience, increase average time on lease, and decrease churn / increase fleet utilization ▪ Uniquely customizable exterior and interior makes vehicle feel purpose - built for each subscriber and feel “new” irrespective of actual vehicle age

CANOO 29 CANOO CANOO SPORT VEHICLE Note: Directional Image B2C

CANOO 30 SPORT VEHICLE OVERVIEW ▪ Expected to be available to customers in 2025 ▪ Utilizes same core skateboard platform as the Lifestyle and Delivery Vehicles, reducing cost to develop and launch ▪ Applies proprietary technology to a traditional, sedan - like vehicle, enabling Canoo to penetrate a new, separate market segment Smaller and shorter than Tesla Model 3, but with capacity for far greater interior space , enabled by Canoo’s proprietary skateboard Note: Directional images.

CANOO 31 CANOO SUBSCRIPTION B2C

CANOO 32 NOT A CAR SWAPPING MODEL …Which requires high penetration rates and complex logistics OR A RIDESHARING MODEL …Which has challenging unit economics Lease Time commitment Down payment Customer pays maintenance No insurance - Time commitment No down payment Routine maintenance at no extra cost Bumper - to - bumper warranty included We handle the DMV for you Collision insurance included Charging included + = One monthly payment, no commitment CANOO IS LAUNCHING A SUBSCRIPTION MODEL Subscription Simplest way to have a single vehicle all to yourself for as long as you want (minimum term of 1 month)

CANOO 33 HOW IT WORKS Subscription is a direct - to - consumer, no commitment, and transparent alternative to leasing / buying a vehicle 01 Apply For Subscription 02 Receive Your Canoo 03 Drive As If It’s Yours 04 Enjoy The Subscription 05 Return When Ready Download the Canoo app and apply to be a member Once approved, go and pick up your Canoo at a nearby location in your city Use the vehicle as if you owned or leased the vehicle Experience the peace of mind and flexibility of one monthly payment for all your vehicle needs: insurance, charging, registration, and routine maintenance all included Drop off your Canoo at the closest location

CANOO 34 CANOO DELIVERS OUTSIZED VALUE AT COST EQUIVALENCE Note: Bar charts represent illustrative costs. 1. All - in costs include lease down payments, registration / renewal fees, maintenance / repair costs, charging, and title / deliver y fees. $    $$$ Lease Payment Down Payment Maintenance Registration Charging All-In Lease Costs Consumers Pay ~40% More Than Lease Price Flexible Easy No DMV or Dealers Unified Experience Through App CONSUMER SUBSCRIPTION TRADITIONAL LEASE 1 Requires Sizeable Down Payment Multi - Year Commitment Fragmented Vendor Landscape Difficult to Manage $$$ Monthly Fee Subscription model pricing versus a traditional lease

CANOO 35 SUBSCRIPTION VS. SALE A subscription model can generate an estimated ~ 4x margin on each vehicle compared to a direct sale Note: All figures indexed to 100. 1. Analysis is representative and does not necessarily reflect Canoo’s specific subscription economics. 100 ONE - TIME SALE REVENUE 80 VEHICLE COST 20 DIRECT SALE MARGIN 225 VEHICLE LIFETIME REVENUE 145 VEHICLE LIFETIME COST SUBSCRIPTION MODEL 1 ONE - TIME VEHICLE SALE 80 SUBSCRIPTION MARGIN

CANOO 36 CANOO MANUFACTURING

CANOO 37 MANUFACTURING RELATIONSHIP Canoo has an asset - light model through a strategic relationship with a world - class contract manufacturer, which has allowed Canoo to reach Beta faster and with less capital deployed vs. EV competitors STRATEGIC RELATIONSHIP: CANOO VEHICLES DESIGNED FOR MANUFACTURAB ILITY AT HIGHEST QUALITY LEVELS x Assembly of skateboard, cabin, and complete vehicle x Expenses for labor and overhead costs needed to manufacture the vehicle x Resource planning for plant labor and materials x Procurement of required parts and materials on contracting model x IP, design, and engineering of the vehicle x Initial tooling investment required for manufacturing x Vehicle distribution x Support manufacturing, engineering, and operations MANUFACTURING PROCESS CANOO STANDARD EV MANUFACTURING » Reduces cash and capital requirements » Plugs into up - and - running world - class manufacturing systems » Ability to quickly scale volumes up or down based on demand » Leverages existing manufacturing know - how and process » Reduces overcapacity and production risk x x x x Fee per vehicle Initial purchase of required tooling $ Fully assembled vehicle BENEFITS OF CONTRACT MANUFACTURING x World - Class Contract Manufacturer

CANOO 38 MANUFACTURING PLAN Vehicle production will be outsourced, reducing complexity and required CapEx, allowing Canoo to focus on core competencies and benefit from a leading contract manufacturer’s expertise Attributes ▪ Body shop and full assembly ▪ No paint shop needed ▪ Flexible production volumes ▪ Capacity: 100K units / year ▪ SOP 2022 Process 1. No painting – skateboard, upper body, and closures are E - coated while exterior is constructed of colored thermoplastic 2. Separate build of skateboard and cabin bodies in parallel; body shop to consist of skateboard, cabin, and closures lines 3. Skateboard assembled from chassis and powertrain , including electrical wiring for the battery 4. General assembly line will marry skateboard structure to upper body tophat and install wiring, electronics, carpet, trim, IP, seats, exterior, and other components 5. Final full vehicle testing before completion PRODUCTION FACILITY STRATEGY EFFICIENT PRODUCTION PROCESS SKATEBOARD BODY (BODY SHOP) E - COAT SKATEBOARD ASSEMBLY E - COAT UPPER BODY AND CLOSURES (BODY SHOP) INTERIOR / EXTERIOR ASSEMBLY CHASSIS ALIGNMENT END OF LINE TEST (FINISHING) ▪ Canoo deliberately and thoughtfully engineered skateboard and tophat for efficient manufacturing at high volumes at the highest quality levels ▪ Proprietary parallel process cuts manufacturing time significantly and eliminates costly or problematic processes such as painting Contract manufacturer would launch the production of Canoo’s vehicles in their assembly facility

CANOO 39 CANOO FINANCIALS

CANOO 40 10 25 50 50 50 5 10 20 50 25 50 10 30 60 95 150 2022E 2023E 2024E 2025E 2026E ADVANCED NEAR - TERM REVENUE GENERATING BUSINESS (in thousands) ($ in millions) Subscription 1 Engineering & B2B 2 122.4% 100.9% CAGR Volumes Revenue 2020E - 2026E 79 265 630 1,191 1,927 120 250 575 800 1,150 2,200 $120 $329 $840 $1,430 $2,341 $4,127 2021E 2022E 2023E 2024E 2025E 2026E 2022E - 2026E 49.5% 100.0% CAGR Sport Consumer 2025E - 2026E Lifestyle Consumer 2022E - 2026E 1. Includes Lifestyle Vehicle and Sport Vehicle. 2. Includes contract engineering & licensing engagements and Delivery Vehicle. 115.4% Delivery Vehicle 2023E - 2026E A realistic approach to volumes and thoughtful go - to - market strategy ensure consistent revenue growth and scalability while leaving upside for other opportunities like skateboard licensing

CANOO 41 ($349) ($245) ($69) $188 $522 $964 (8%) 13% 22% 23% 2021E 2022E 2023E 2024E 2025E 2026E ($372) ($287) ($118) $127 $461 $903 (14%) 9% 20% 22% 2021E 2022E 2023E 2024E 2025E 2026E EBIT 1 STRONG ESTIMATED OPERATING LEVERAGE 1. Includes vehicle depreciation in COGS. Margin ($ in millions) EBITDA 1 ($ in millions) Our two - pronged subscription and sales model allows for expected long - term cash flow generation , and as we scale up the volume of B2C and B2B vehicles, we expect strong margin expansion

CANOO 42 ($128) ($175) ($56) ($91) ($16) ($16) 7% 6% 1% 0% 2021E 2022E 2023E 2024E 2025E 2026E ($349) ($226) ($20) $316 $781 $1,403 (2%) 22% 33% 34% 2021E 2022E 2023E 2024E 2025E 2026E ($477) ($401) ($76) $225 $765 $1,387 (9%) 16% 33% 34% 2021E 2022E 2023E 2024E 2025E 2026E 1. Excludes vehicle fleet capital expenditures. 2. Free Cash Flow calculated as CFO – Operating CapEx. ENHANCED EXPECTED PROFITABILITY Cash Flow from Operations Operating CAPEX 1 Free Cash Flow 2 ($ in millions) ($ in millions) ($ in millions) % of Revenue

CANOO 43 CANOO OPEN FOR Q&A Note: Directional Image